[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

CONFIDENTIAL

SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This SECOND Amendment (the “Second Amendment”) to the Exclusive License Agreement (JHU Agreement A20530) dated February 16, 2012 and First Amendment (JHU Agreement A24634) dated September 24, 2013 (the Exclusive License Agreement and the First Amendment referred to herein as the “Agreement”), is entered into as of August 7, 2015 (“Amendment Effective Date”), by and among ImmunoCellular Therapeutics Ltd., a Delaware limited liability company having an address at 23622 Calabasas Road, Suite 300, Calabasas, CA 91302 (“COMPANY”) and Johns Hopkins University (“JHU”), having offices at 3400 N. Charles Street, Baltimore, MD 21218-2695.

RECITALS

Pursuant to Section 10.10 of the Agreement, Company and JHU seek to amend the Agreement, as set forth in detail below.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

AMENDMENT

1. Terms. Capitalized terms in this Amendment shall have the same meaning as those in the Agreement, unless specifically defined in this Amendment. All section and paragraph references refer to sections or paragraphs as applicable, in the Agreement. References to the term “Agreement” in the Agreement shall be deemed to include the Amendment.  References to “Section” and “Paragraph” herein are interchangeable.

2. Interpretation. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms. To the extent there are any inconsistencies or ambiguities between this Amendment and the Agreement, the terms of this Amendment shall supersede the Agreement.

1.

CONFIDENTIAL

3.Amendment.

1.	Amendment of Section 1.4: Section 1.4 is hereby deleted in its entirety and amended and shall read as follows:

1.4“FIRST COMMERCIAL SALE” shall mean, with respect to any LICENSED PRODUCT or LICENSED SERVICE and in any country of the world, the first commercial sale of such LICENSED PRODUCT or LICENSED SERVICE under this Agreement by Company, its AFFILIATED COMPANY or SUBLICENSEE(S) to a non-affiliate third party in such country.

2.	Amendment of Section 1.5: Section 1.5 is hereby deleted in its entirety and amended and shall read as follows:

1.5. “LICENSED FIELD” shall mean peptide use in vaccines to treat or prevent ovarian cancer specifically; excluding bacteria based, viral vector based and nucleic acid-based vaccines for cancer treatment or prevention.

3.	Amendment of Section 1.16: Section 1.16 is hereby deleted in its entirety and amended and shall read as follows:

1.16“VALID CLAIM” shall mean a claim of any (i) unexpired United States or foreign issued patent within the PATENT RIGHTS or (ii) pending patent application within the PATENT RIGHTS that shall not have been dedicated to the public, disclaimed, nor held invalid or unenforceable by a court or government agency of competent jurisdiction in an unappealed or unappealable decision.

4.	Amendment of Section 2.1. The second sentence of Section 2.1 is hereby deleted in its entirety and amended and shall read as follows:

“This Grant shall apply to the Company and any AFFILIATED COMPANY.”

5.	Amendment of Section 2.2. The first sentence of Section 2.2 is hereby deleted in its entirety and amended and shall read as follows:

“Company and any AFFILIATED COMPANY may sublicense rights granted by JHU under Paragraph 2.1 to others under this Agreement, subject to the terms and conditions of this Paragraph 2.2.”

6.	Amendment of Section 3.4. The second paragraph of Section 3.4 is hereby deleted in its entirety.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

7.	Amendment of Section 3.5. The fourth sentence of Section 3.5 is hereby amended by adding the following to the end of the sentence:

“and for the manufacture and supply of LICENSED PRODUCT(S) or components thereof to SUBLICENSEE(S) or their affiliates for non-clinical, pre-clinical, clinical or commercial use”

8.	Amendment of Section 5.3. Section 5.3 is hereby amended by changing the heading to “Commercially Reasonable Efforts” and by deleting the last sentence in its entirety.

9.	Amendment of Section 5.4. Section 5.4 is hereby deleted in its entirety and amended and shall read as follows:

      5.4.      Developmental Obligations.  Commercially reasonable efforts shall be demonstrated, among other ways, by achievement of the following diligence milestones:

(i)	Event: Treatment of at least one (1) patient in any CLINICAL TRIAL by December 31, 2017

With regard to the diligence milestone specified in Section 5.4(i), Company may extend such milestone just twice, by [*] increments [*] each, and with written notice to JHU prior to the due date thereof specified in Section 5.4(i) and upon paying JHU a non-creditable, non-refundable fee of [*] each time within thirty (30) days of such notice.

10.	Amendment of Section 5.5. Section 5.5 is hereby deleted in its entirety.

11.	Amendment of Section 10.8. Section 10.8 is hereby amended by the addition of the following sentence:

“Company may also assign this Agreement to an AFFILIATED COMPANY without the consent of JHU but shall provide proper notice thereof to JHU in advance of such assignment.”

12.	Amendment of Exhibit B, Section 2. Exhibit B, Section 2 is amended by replacing (i)-(v) in their entirety with the following:

(i):  [*] upon dosing using a LICENSED PRODUCT in a first CLINICAL TRIAL not conducted at JHU; and

CONFIDENTIAL

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(ii): [*] upon dosing using a LICENSED PRODUCT in a second CLINICAL TRIAL not conducted at JHU; and

(iii): [*] upon FIRST COMMERCIAL SALE of LICENSED PRODUCT in the United States; and

(iv):  One time only payment of [*] upon Company first achieving [*] in annual NET SALES OF LICENSED PRODUCTS; and

(v):  One time only payment of [*] upon Company first achieving [*] in annual NET SALES OF LICENSED PRODUCTS.

13.	Amendment of Exhibit B, Section 3. Exhibit B, Section 3 is amended by replacing the minimum annual royalties due as follows:

      Amount:  [*] payable annually pursuant to Paragraph 3.3.

14.	Amendment of Exhibit B, Section 5. Exhibit B, Section 5(i) is amended by deleting (i)-(ii) and any clause thereafter under this section and replacing with the following:

(i):  [*] of all Royalty Sublicense Consideration based on NET SALES of LICENSED PRODUCTS and NET SERVICE REVENUES from LICENSED SERVICES; and

(ii)  Non royalty Sublicense Consideration as set forth below:

(a)[*] of Non-royalty Sublicense Consideration that Company or an Affiliated Company receives under any sublicense agreement executed prior to dosing a first patient in the first PHASE II CLINICAL TRIAL provided that on the effective date of such sublicense agreement, there is a VALID CLAIM covering the manufacture, use or sale of one or more LICENSED PRODUCTS in the territory of such sublicense; or

(b)  [*] of Non-royalty Sublicense Consideration that Company or an Affiliated Company receives under any sublicense agreement executed after dosing a first patient in the first PHASE II CLINICAL TRIAL provided that on the effective date of such sublicense agreement, there is a VALID CLAIM covering the manufacture, use or sale of one or more LICENSED PRODUCTS in the territory of such sublicense.

Such Sublicense consideration will not be subject to stacking provisions.

15.	Amendment Fee: An Amendment Fee of [*] is due within thirty (30) days of Amendment Effective Date.

CONFIDENTIAL

16.	Term. Section 9.1 of the Agreement is hereby deleted in its entirety and amended and shall read as follows:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Term.  The term of this Agreement shall commence on the EFFECTIVE DATE and shall continue until the date of expiration of the last to expire VALID CLAIM within the PATENT RIGHTS.

17.	No Other Amendment. Except as expressly amended hereby, the provisions of the Agreement shall remain in full force and effect.

18.

Counterparts.  The parties may execute this Amendment in counterparts, each of which is deemed an original, but all of which together constitute one and the same agreement.  The Amendment may be delivered electronically and the parties hereby agree that any electronic signatures hereto are legal, valid and enforceable as originals.

IN WITNESS WHEREOF, this Amendment shall take effect as of the Amendment Effective Date after it has been executed below by the duly authorized representatives of the parties.

THE JOHNS HOPKINS UNIVERSITY	ImmunoCellular Therapeutics, Ltd

By: /s/ Neil VelosoBy: /s/ Andrew Gengos

      Name: Neil Veloso                  Name: Andrew Gengos

      Title:   Executive Director         Title: President & CEO

                  Johns Hopkins Technology Ventures

Date: August 7, 2015Date: August 7, 2015

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.